Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

June 6, 2019

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	PRIAC Variable Contract Account A
(File No. 811-21988)

Prudential Retirement Security Annuity IV
(File No. 333-162553)

Dear Commissioners:

On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolio within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the portfolio specified below:

1.	Filer/Entity: Prudential Investment Portfolios, Inc.

Registration No.:	811-07343

CIK No.:	0000949512

Accession No.:	0001193125-19-152721

Date of Filing:	05/21/2019

Share Class:	Z

PGIM Balanced Fund

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Vice President and Corporate Counsel